                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504) and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Ryerson Tull, Inc. of our report dated May 23, 2002 relating to the financial statements of the Ryerson Tull Savings Plan, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
June 20, 2002